                                              Securities Act File No. 333-105799
                                       Investment Company Act File No. 811-21365

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]


      Pre-Effective Amendment No. 2                                         [X]


      Post-Effective Amendment No.                                          [_]

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]


      Amendment No. 2                                                       [X]


                 SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

 It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b)

[_] on (date) pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (a)(1)

[_] 75 days after filing pursuant to paragraph (a)(2)

[_] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                                                                     PROSPECTUS

                                                                  July 15, 2003


Seligman LaSalle
Monthly Dividend
Real Estate Fund
          Seeking a High Level of Current Income and, Secondly, Capital Appreciation


The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

REMD1 7/03

[LOGO] Seligman


[LOGO] LaSalle Investment Management

Table of Contents
This prospectus contains information about Seligman LaSalle Real Estate Fund Series, Inc., which consists of one fund at the present time.


SUMMARY...................................................................  1

SUBADVISER PERFORMANCE....................................................  3

THE FUND

      Investment Objectives...............................................  5

      Principal Investment Strategies.....................................  5

      Other Strategies....................................................  6

      Risks...............................................................  7

      Management..........................................................  9

      Subadviser..........................................................  9

      Portfolio Management................................................  9

SHAREHOLDER INFORMATION

      Deciding Which Class of Shares to Buy............................... 10

      Pricing of Fund Shares.............................................. 13

      Opening Your Account................................................ 13

      How to Buy Additional Shares........................................ 14

      How to Exchange Shares Among the Seligman Mutual Funds.............. 15

      How to Sell Shares.................................................. 15

      Important Policies That May Affect Your Account..................... 16

      Dividends and Capital Gain Distributions............................ 17

      Taxes............................................................... 18

      The Seligman Mutual Funds........................................... 20

FINANCIAL HIGHLIGHTS...................................................... 22

HOW TO CONTACT US......................................................... 23

FOR MORE INFORMATION.............................................. back cover

Summary

INVESTMENT OBJECTIVES:

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund will concentrate its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined in the section entitled "The Fund"), such as real estate investment trusts (REITs). Equity and equity related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks. The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described in the section entitled "The Fund - Principal Investment Strategies") that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

In making investment decisions on behalf of the Fund, the Fund's subadviser uses both quantitative and qualitative investment criteria to evaluate companies.

The Fund intends to pay dividends from its net investment income monthly and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is not expected that income dividends paid by the Fund will be eligible for the reduction in dividend tax rates set forth in the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003.

PRINCIPAL RISKS:

The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Although the Fund generally will not hold direct investments in real estate, the Fund is subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty. Please refer to the section entitled "The Fund - Risks" for more detail. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or particular types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

REITs tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments.

The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit of a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund is a newly organized mutual fund and does not have any past performance.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES                             CLASS A     CLASS B CLASS C CLASS D CLASS R
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                   4.75%           5%      2%      1%      1%
----------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on
   Purchases (as a % of offering price)  4.75%/(2)/       none        1%  none    none
----------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (CDSC) on
 Redemptions (as a % of original
 purchase price or current net asset
 value, whichever is less)                  none/(2)/         5%      1%      1%      1%
----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------
(as a percentage of average net assets)
----------------------------------------------------------------------------------------
Management Fees                               0.90%        0.90%   0.90%   0.90%   0.90%
----------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees      0.25%        1.00%   1.00%   1.00%   0.50%
----------------------------------------------------------------------------------------
Other Expenses/(3)/                           0.97%        0.97%   0.97%   0.97%   0.97%
----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
 EXPENSES/(1)/                                2.12%        2.87%   2.87%   2.87%   2.37%
----------------------------------------------------------------------------------------
-------------
(1) Less: Expense Reimbursement             (0.22)%      (0.22)% (0.22)% (0.22)% (0.22)%
----------------------------------------------------------------------------------------
  Net Operating Expenses                      1.90%        2.65%   2.65%   2.65%   2.15%
----------------------------------------------------------------------------------------


(2) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(3) Calculations are based on estimated expenses of the Fund for the current fiscal year. Amounts shown exclude organizational and offering costs estimated at $115,000, which are being paid directly by Seligman. Seligman has voluntarily undertaken to reimburse the Fund's "other expenses" until December 31, 2003 to the extent they exceed 0.75% per annum of average daily net assets. Seligman may implement or discontinue expense limitations at any time.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR 3 YEARS
------------------------------------------------------------------------------
Class A                                                          $680  $1,107
------------------------------------------------------------------------------
Class B                                                           790   1,189
------------------------------------------------------------------------------
Class C                                                           486     980
------------------------------------------------------------------------------
Class D                                                           390     889
------------------------------------------------------------------------------
Class R                                                           340     739
------------------------------------------------------------------------------

If you did not sell your shares at the end of each period,
your expenses would be:
                                                                1 YEAR 3 YEARS
------------------------------------------------------------------------------
Class A                                                          $680  $1,107
------------------------------------------------------------------------------
Class B                                                           290     889
------------------------------------------------------------------------------
Class C                                                           387     980
------------------------------------------------------------------------------
Class D                                                           290     889
------------------------------------------------------------------------------
Class R                                                           240     739
------------------------------------------------------------------------------


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing, and legal fees.

Subadviser Performance

The composite performance information provided below represents the actual performance, adjusted as described below, of a real estate income composite (the "Composite"), which consists of all separate accounts (Accounts) managed by LaSalle Investment Management (Securities), L.P. (LaSalle Securities), the Fund's subadviser, with substantially similar objectives, policies and strategies as those to be used to manage the Fund.

THIS INFORMATION IS PROVIDED TO YOU SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF LASALLE SECURITIES. THE HISTORICAL PERFORMANCE DOES NOT INDICATE THE FUTURE PERFORMANCE OF THE FUND.

                         REAL ESTATE INCOME COMPOSITE

                                                                           PERFORMANCE RESULTS
                                                                      ------------------------------

                           TOTAL
                            FIRM                                         COMPOSITE
                           ASSETS    VALUE OF      % OF       NUMBER  ----------------
                          MANAGED    ACCOUNTS      FIRM         OF     GROSS    NET   NAREIT   S&P
YEAR END                 (MILLIONS) (MILLIONS)    ASSETS     ACCOUNTS OF FEES OF FEES INDEX    500
----------------------------------------------------------------------------------------------------
                                                             Five or
2001 (beginning 4/1/01)    $3,912       $1     (less than)1%  fewer   15.83%  15.15%  13.48%  -0.03%
----------------------------------------------------------------------------------------------------
2002                        2,982        4     (less than)1%       9  10.86%   9.76%   3.81% -22.09%
----------------------------------------------------------------------------------------------------
2003 YTD (as of 3/31/03)    2,864        5     (less than)1%      13   1.89%   1.58%   0.68%  -3.15%
----------------------------------------------------------------------------------------------------

                                                                         COMPOSITE
                                                                      ----------------
                                                                       GROSS    NET   NAREIT   S&P
ANNUALIZED RETURNS (PERIODS ENDING MARCH 31, 2003)                    OF FEES OF FEES INDEX    500
----------------------------------------------------------------------------------------------------
One Year                                                                3.33%   2.26% -3.45% -24.77%
----------------------------------------------------------------------------------------------------
Two Years                                                              14.38%  13.31%  8.91% -13.16%
----------------------------------------------------------------------------------------------------
Since Inception (4/1/2001)                                             14.38%  13.31%  8.91% -13.16%
----------------------------------------------------------------------------------------------------

-------------
Notes

Results are based on fully discretionary accounts under management, including those accounts no longer with LaSalle Securities. Gross returns are stated gross of all fees and transaction costs; net returns are reduced by all fees and transaction costs incurred. It is anticipated that shareholders of the Fund will bear higher fees and expenses (e.g. sales charges) than those that were applicable to the Accounts. If the Accounts had been subject to such higher fees and expenses, the Accounts' net returns would have been lower. Balanced portfolio segments are not included in the Composite. Leverage is not used by the Accounts contained in the Composite. The performance set forth above was calculated in accordance with the performance standards of the Association for Investment Management and Research, which differ from the standardized SEC method of calculating performance.

During the period shown, the Accounts were managed by applying objectives, policies and strategies that are substantially similar to those to be used by LaSalle Securities in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. Future investments will be made under different economic conditions. The Accounts and the Fund may invest in different securities. Prospective investors should recognize that future performance of the Fund will differ from the performance shown above. The Fund may be unable to invest in certain securities from time to time because they are unavailable, or it may be able to invest only a limited amount of Fund assets in particular investment opportunities. During the period for which performance is shown, the total assets contained in the Accounts were between $250,000 and $5.1 million. The Fund's assets may be substantially greater and the size of the Fund may affect the types of investments it makes. The performance information is limited and may not reflect performance in all economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those shown herein. The Accounts were not subject to certain investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Accounts.
The NAREIT Equity REIT Index (Index) is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The Index is unmanaged, does not included any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. No index is directly comparable to the Composite or the Fund. An investor cannot invest directly in the Index. The performance data is set forth solely for the information of the prospective investors in the Fund. The Fund does not restrict its investments to securities included in the Index. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.
Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

Index Performance Information. The performance information below is for the NAREIT Equity REIT Index (Index), the Fund's benchmark index, and the S&P 500 Index, a broad-based US equity market index. This information is designed to assist you in understanding the risks associated with an investment in the Fund. Of course, the past performance of the indices is not an indication of how the Fund will perform in the future.

                                    [CHART]

              Performance of NAREIT Equity Index vs. S&P 500 Index

                            Periods Ending 6/30/2003

                     1 Year    3 Years   5 Years  10 Years
                     --------  --------  -------  --------
NAREIT Equity Index    4.00%    14.57%    7.12%    10.13%
S&P 500 Index          0.25%   -11.20%   -1.61%    10.04%


The NAREIT Equity REIT Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The S&P 500 Index measures the performance of 500 of the largest US public companies based on market capitalization. The indices are unmanaged, do not include any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. An investor cannot invest directly in either Index.

The Fund

INVESTMENT OBJECTIVES

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will concentrate its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined below), such as real estate investment trusts (REITs). Equity and equity related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

In seeking its objective, the Fund may invest without limit in securities of REITs. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary investment objective of producing a high level of current income.

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described below) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.

.. EQUITY REITS invest the majority of their assets directly in real property and derive their income primarily from rents.

.. MORTGAGE REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

..  HYBRID REITS combine the characteristics of both Equity REITs and Mortgage
   REITs.

In addition to rental and interest income, REITs may also realize capital gains by selling properties or other assets that have appreciated in value.

In selecting investments for the Fund, the subadviser uses both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank real estate companies on the basis of risk and return. The model is used to determine an "intrinsic value" for real estate companies based on a three-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, the impact of its management, and the public securities markets. The model is applied to real estate companies that qualify for inclusion in the Fund's investment universe (which includes most REITs and real estate operating companies that are publicly traded in the United States). The subadviser also estimates the net asset value of the real estate companies (i.e., estimated real estate market value of a company's assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current market prices by the subadviser in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay, the subadviser evaluates several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties and considers local market conditions that may affect these companies.


Although the Fund will invest in U.S. markets, the subadviser also considers information derived from the extensive research and property management organization of its affiliates located in 100 key markets in more than 30 countries throughout the Americas, Europe and Asia. This information is used by the subadviser in both its quantitative and qualitative analysis.


One or more of four primary factors enter into a decision to sell: (i) stock price exceeds the intrinsic value or better values are available in the stock's peer group; (ii) changes in earnings, real estate and capital market conditions, economic conditions and the company's risk profile; (iii) the stock's percentage of the total portfolio exceeds the target percentage; and
(iv) tactical shifts among property sectors.

OTHER STRATEGIES

The Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (144A Securities). The Fund will invest its net assets primarily in US dollar-denominated securities of US issuers. However, the Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US or foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager pursuant to procedures approved by the Board of Directors are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional securities).

The Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objectives.

The Fund's investment objectives and concentration of investments in the real estate industry may be changed only with shareholder approval. The principal investment strategies, including the Fund's policy of investing at least 80% of its net assets in real estate companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. The Fund will provide shareholders with at least 60 days' notice before implementing any change in investment policies that would permit the Fund to invest less than 80% of its net assets in real estate companies.

There is no guarantee that the Fund will achieve its objectives.

RISKS

The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

RISKS OF REAL ESTATE INVESTMENTS AND REITS. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

..  declines in the value of real estate;

..  risks related to general and local economic conditions;

..  possible lack of availability of mortgage funds or other capital;

..  overbuilding;

..  lack of completion of developments or delays in completion;

..  extended vacancies of properties;

..  increased competition;

..  increases in property taxes and operating expenses;

..  changes in zoning laws or other government regulations;

.. costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

..  casualty or condemnation losses;

..  limitations on rents;

..  changes in neighborhood values and the appeal of properties to tenants;

..  tenant bankruptcies and other credit problems;

.. uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; and

..  changes in interest rates.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (1940 Act). Any such failure by a REIT held by the Fund could adversely affect the value of an investment in the Fund.

REITs have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by REIT shareholders, including the Fund.

SMALLER COMPANIES RISK. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large- company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.

DEBT SECURITIES RISK. The portion of the Fund's assets that are invested in debt securities will be subject to interest rate risk and credit risk. Changes in market interest rates will affect the value of the debt securities held by the Fund. In general, the market value of debt securities moves in the opposite direction of interest rates, meaning that their market value decreases when interest rates increase leading to a greater degree of market price volatility. Changes in the value of the debt securities held by the Fund may affect the Fund's net asset value. The extent to which the Fund is affected will depend on the percentage of the Fund's assets that is invested in debt securities and the duration of the securities held. A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund invests, are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

NON-DIVERSIFIED RISK. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

FOREIGN SECURITIES AND ILLIQUID SECURITIES RISK. Foreign securities and illiquid securities in the Fund's portfolio may involve higher risk than domestic or liquid securities and may subject the Fund to higher price volatility than investments in less risky securities. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, investment and repatriation restrictions, and custody and expropriation risks.

ZERO-COUPON AND PAY-IN-KIND RISK. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than securities that pay cash interest. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

NOT INSURED OR GUARANTEED. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MANAGEMENT

The Board of Directors of the Seligman LaSalle Real Estate Fund Series, Inc. (Series) provides broad supervision over the affairs of the Series.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman monitors the performance of the Fund's subadviser, which manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies. Seligman also administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $10.8 billion in assets as of March 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of March 31, 2003, of approximately $7.1 billion.

The Fund pays Seligman a management fee for its services. The management fee is based on a percentage of the Fund's average daily net assets. The management fee for the Fund is equal to an annual rate of 0.90% of the Fund's average daily net assets.

SUBADVISER

LaSalle Investment Management (Securities), L.P. (LaSalle Securities), 100 East Pratt Street, Baltimore, Maryland 21202, is the Fund's subadviser. LaSalle Securities is the real estate securities investment adviser of LaSalle Investment Management, Inc. (LaSalle), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $20.5 billion in assets under management as of March 31, 2003, of which $2.9 billion was managed by LaSalle Securities. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated, a US publicly traded company. LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle consists of 7,100 on the ground employees in 100 key markets in more than 30 countries throughout Europe, the Americas and Asia. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle is supported by Jones Lang LaSalle's extensive research and property management organization.

The fees of the Fund's subadviser will be paid by Seligman out of its management fee or otherwise from its own resources.

PORTFOLIO MANAGEMENT

The Fund's portfolio is managed by a LaSalle Securities team headed by Keith Pauley and Stan Kraska.

Mr. Pauley has been a Managing Director and Chief Investment Officer of LaSalle Securities since 1996. Mr. Pauley has over seventeen years of real estate experience. His responsibilities at LaSalle Securities include portfolio management and oversight of securities research and trading. He is also a member of LaSalle's Securities Investment Committee. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is a member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance.

Mr. Kraska has been a Managing Director of LaSalle Securities since 1997. Mr. Kraska has over sixteen years of real estate experience. He is a member of the LaSalle's Securities Investment Committee. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT, Urban Land Institute and International Council of Shopping Centers. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in the Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

YEARS SINCE PURCHASE                                                        CDSC
--------------------------------------------------------------------------------
Less than 1 year                                                             5%
--------------------------------------------------------------------------------
1 year or more but less than 2 years                                         4
--------------------------------------------------------------------------------
2 years or more but less than 3 years                                        3
--------------------------------------------------------------------------------
3 years or more but less than 4 years                                        3
--------------------------------------------------------------------------------
4 years or more but less than 5 years                                        2
--------------------------------------------------------------------------------
5 years or more but less than 6 years                                        1
--------------------------------------------------------------------------------
6 years or more                                                              0
--------------------------------------------------------------------------------

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy Class A or Class C shares.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
  Less than $100,000               1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
  $100,000 - $249,999              0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
  $250,000 - $1,000,000            0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D is comparable to the sales charge structure of the other funds offered under the program.

CLASS R*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D" and "--Class R."

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

  YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of the Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares and be drawn in an amount of $100.00 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the

IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix/SM/. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester/SM Patent Pending/. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS
You may sell this Fund's shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund's shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or your financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are:
(1) $50,000 or more; (2) to be paid to someone other than the account owner; or
(3) to be mailed to other than your address of record, SDC requires the following from you, an authorized dealer or your financial advisor before sending any money:

..  a signed, written redemption request;
..  telephone confirmation; and
..  a signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed.

You may need to provide additional documents to sell Fund shares if you are:
..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If

  SIGNATURE GUARANTEE:

  Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable guarantee.
you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

The Fund reserves the right to:

..  Refuse an exchange request if:

 1. you have exchanged twice from the same fund in any three-month period;

 2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

 3. you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;

.. Close your account if it does not have a certified taxpayer identification number; and

.. Request additional information from you or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other account owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually.

It is expected that the Fund's distributions will be primarily income dividends.

You may elect to:

(1) reinvestboth dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the inside, back cover of this prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 2 business days from the payable date.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund generally are taxable to you as ordinary income. However, it is not expected that income dividends paid by the Fund will be eligible for the reduction in dividend tax rates set forth in the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003.

To the extent that the Fund distributes an amount in excess of the Fund's earnings, this amount will be treated as a non-taxable return of capital that reduces your tax basis in your shares; any distribution in excess of your tax basis is treated as gain from a sale of your shares. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets and the source of distributions received from REIT investments.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The REITs in which the Fund invests may not provide complete tax information to the Fund until after the calendar year end. Consequently, because of such delay, it may be necessary for the Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after
January 31.

THE SELIGMAN MUTUAL FUNDS

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman US Government Securities Series
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The Fund is a newly organized mutual fund so financial highlights are not available. Financial highlights will be published in the Fund's annual and semi-annual reports and reflected in the Fund's next annual update.

How to Contact Us


THE FUND................................ Write:   Corporate Communications/
                                                  Investor Relations Department
                                                  J. & W. Seligman & Co. Incorporated
                                                  100 Park Avenue, New York, NY 10017

                                         Phone:   Toll-Free (800) 221-7844 in the US or
                                                  (212) 850-1864 outside the US

                                         Website: www.seligman.com

YOUR REGULAR (NON-RETIREMENT) ACCOUNT... Write:   Shareholder Services Department
                                                  Seligman Data Corp.
                                                  100 Park Avenue, New York, NY 10017

                                         Phone:   Toll-Free (800) 221-2450 in the US or
                                                  (212) 682-7600 outside the US

                                         Website: www.seligman.com

YOUR RETIREMENT ACCOUNT................. Write:   Retirement Plan Services
                                                  Seligman Data Corp.
                                                  100 Park Avenue, New York, NY 10017

                                         Phone:   Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION. ALTERNATIVELY, YOU MAY ACCESS OUR WEBSITE AT WWW.SELIGMAN.COM.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available without charge upon request by calling toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual and Semi-Annual Reports (when published), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the relevant period.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:  811-21365

                                                                     PROSPECTUS

                                                                  July 15, 2003

                                                                 Class I Shares
Seligman LaSalle
Monthly Dividend
Real Estate Fund
          Seeking a High Level of Current Income and, Secondly, Capital Appreciation

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

REMD1 7/03 ClI
[LOGO]
[LOGO]

Table of Contents
This prospectus contains information about Seligman LaSalle Real Estate Fund Series, Inc., which consists of one fund at the present time.


     SUMMARY.................................................................  1

     SUBADVISER PERFORMANCE..................................................  3

     THE FUND

           Investment Objectives.............................................  5

           Principal Investment Strategies...................................  5

           Other Strategies..................................................  6

           Risks.............................................................  6

           Management........................................................  8

           Subadviser........................................................  9

           Portfolio Management..............................................  9

     SHAREHOLDER INFORMATION

           Pricing of Fund Shares............................................ 10

           How to Buy Fund Shares............................................ 10

           How to Exchange Shares Among the Seligman Mutual Funds............ 10

           How to Sell Shares................................................ 11

           Important Policies That May Affect Your Account................... 11

           Dividends and Capital Gain Distributions.......................... 11

           Taxes............................................................. 11

           The Seligman Mutual Funds......................................... 13

     FINANCIAL HIGHLIGHTS.................................................... 15

     HOW TO CONTACT US....................................................... 16

     FOR MORE INFORMATION.............................................back cover

Summary

INVESTMENT OBJECTIVES:

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund will concentrate its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined in the section entitled "The Fund"), such as real estate investment trusts (REITs). Equity and equity related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks. The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described in the section entitled "The Fund - Principal Investment Strategies") that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

In making investment decisions on behalf of the Fund, the Fund's subadviser uses both quantitative and qualitative investment criteria to evaluate companies.

The Fund intends to pay dividends from its net investment income monthly and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is not expected that income dividends paid by the Fund will be eligible for the reduction in dividend tax rates set forth in the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003.

PRINCIPAL RISKS:

The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Although the Fund generally will not hold direct investments in real estate, the Fund is subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty. Please refer to the section entitled "The Fund - Risks" for more detail. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or particular types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

REITs tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments.

The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit of a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE:

The Fund is a newly organized mutual fund and does not have any past performance.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

 SHAREHOLDER FEES                                                      CLASS I
 ------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on purchases                                none
 ------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions   none
 ------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 ------------------------------------------------------------------------------
 (as a percentage of average net assets)
 ------------------------------------------------------------------------------
 Management Fees                                                         0.90%
 ------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                none
 ------------------------------------------------------------------------------
 Other Expenses/(2)/                                                     0.72%
 ------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses/(1)/                               1.62%
 ------------------------------------------------------------------------------
 -------------
 (1) Less: Expense Reimbursements                                       (0.22)%
 ------------------------------------------------------------------------------
   Net Operating Expenses                                                1.40%
 ------------------------------------------------------------------------------


(2)Calculations are based on estimated expenses of the Fund for the current fiscal year. Amounts shown exclude organizational and offering costs estimated at $115,000, which are being paid directly by Seligman. Seligman has voluntarily undertaken to reimburse the Fund's "other expenses" until December 31, 2003 to the extent they exceed 0.50% per annum of average daily net assets. Seligman may implement or discontinue expense limitations at any time.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR 3 YEARS
-------------------------------------------------------------------------------
Class I                                                           $165   $511
-------------------------------------------------------------------------------
If you did not sell your shares at the end of each period, your expenses would be:
                                                                 1 YEAR 3 YEARS
-------------------------------------------------------------------------------
Class I                                                           $165   $511
-------------------------------------------------------------------------------


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing, and legal fees.

Subadviser Performance

The composite performance information provided below represents the actual performance, adjusted as described below, of a real estate income composite (the "Composite"), which consists of all separate accounts (Accounts) managed by LaSalle Investment Management (Securities), L.P. (LaSalle Securities), the Fund's subadviser, with substantially similar objectives, policies and strategies as those to be used to manage the Fund.

THIS INFORMATION IS PROVIDED TO YOU SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF LASALLE SECURITIES. THE HISTORICAL PERFORMANCE DOES NOT INDICATE THE FUTURE PERFORMANCE OF THE FUND.

                         REAL ESTATE INCOME COMPOSITE

                                                                           PERFORMANCE RESULTS
                                                                      ------------------------------

                           TOTAL
                            FIRM                                         COMPOSITE
                           ASSETS    VALUE OF      % OF       NUMBER  ----------------
                          MANAGED    ACCOUNTS      FIRM         OF     GROSS    NET   NAREIT   S&P
YEAR END                 (MILLIONS) (MILLIONS)    ASSETS     ACCOUNTS OF FEES OF FEES INDEX    500
----------------------------------------------------------------------------------------------------
                                                             Five or
2001 (beginning 4/1/01)    $3,912       $1     (less than)1%  fewer   15.83%  15.15%  13.48%  -0.03%
----------------------------------------------------------------------------------------------------
2002                        2,982        4     (less than)1%       9  10.86%   9.76%   3.81% -22.09%
----------------------------------------------------------------------------------------------------
2003 YTD (as of 3/31/03)    2,864        5     (less than)1%      13   1.89%   1.58%   0.68%  -3.15%
----------------------------------------------------------------------------------------------------

                                                      COMPOSITE
                                                   ----------------
                                                    GROSS    NET   NAREIT   S&P
ANNUALIZED RETURNS (PERIODS ENDING MARCH 31, 2003) OF FEES OF FEES INDEX    500
---------------------------------------------------------------------------------
            One Year                                3.33%   2.26%  -3.45% -24.77%
---------------------------------------------------------------------------------
            Two Years                              14.38%  13.31%   8.91% -13.16%
---------------------------------------------------------------------------------
            Since Inception (4/1/2001)             14.38%  13.31%   8.91% -13.16%
---------------------------------------------------------------------------------

-------------
Notes


Results are based on fully discretionary accounts under management, including those accounts no longer with LaSalle Securities. Gross returns are stated gross of all fees and transaction costs; net returns are reduced by all fees and transaction costs incurred. It is anticipated that shareholders of the Fund will bear higher fees and expenses (e.g. sales charges) than those that were applicable to the Accounts. If the Accounts had been subject to such higher fees and expenses, the Accounts' net returns would have been lower. Balanced portfolio segments are not included in the Composite. Leverage is not used by the Accounts contained in the Composite. The performance set forth above was calculated in accordance with the performance standards of the Association for Investment Management and Research, which differ from the standardized SEC method of calculating performance.

During the period shown, the Accounts were managed by applying objectives, policies and strategies that are substantially similar to those to be used by LaSalle Securities in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. Future investments will be made under different economic conditions. The Accounts and the Fund may invest in different securities. Prospective investors should recognize that future performance of the Fund will differ from the performance shown above. The Fund may be unable to invest in certain securities from time to time because they are unavailable, or it may be able to invest only a limited amount of Fund assets in particular investment opportunities. During the period for which performance is shown, the total assets contained in the Accounts were between $250,000 and $5.1 million. The Fund's assets may be substantially greater and the size of the Fund may affect the types of investments it makes. The performance information is limited and may not reflect performance in all economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those shown herein. The Accounts were not subject to certain investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Accounts.
The NAREIT Equity REIT Index (Index) is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The Index is unmanaged, does not included any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. No index is directly comparable to the Composite or the Fund. An investor cannot invest directly in the Index. The performance data is set forth solely for the information of the prospective investors in the Fund. The Fund does not restrict its investments to securities included in the Index. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.
Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

Index Performance Information. The performance information below is for the NAREIT Equity REIT Index (Index), the Fund's benchmark index, and the S&P 500 Index, a broad-based US equity market index. This information is designed to assist you in understanding the risks associated with an investment in the Fund. Of course, the past performance of the indices is not an indication of how the Fund will perform in the future.

                                    [CHART]

              Performance of NAREIT Equity Index vs. S&P 500 Index

                            Periods Ending 6/30/2003

                     1 Year    3 Years   5 Years  10 Years
                     --------  --------  -------  --------
NAREIT Equity Index    4.00%    14.57%    7.12%    10.13%
S&P 500 Index          0.25%   -11.20%   -1.61%    10.04%


The NAREIT Equity REIT Index is a commonly used index measuring the performance of all publicly traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The S&P 500 Index measures the performance of 500 of the largest US public companies based on market capitalization. The indices are unmanaged, do not include any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. An investor cannot invest directly in either Index.

The Fund

INVESTMENT OBJECTIVES

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will concentrate its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined below), such as real estate investment trusts (REITs). Equity and equity related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

In seeking its objective, the Fund may invest without limit in securities of REITs. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary investment objective of producing a high level of current income.

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described below) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.

.. EQUITY REITS invest the majority of their assets directly in real property and derive their income primarily from rents.

.. MORTGAGE REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

..  HYBRID REITS combine the characteristics of both Equity REITs and Mortgage
   REITs.

In addition to rental and interest income, REITs may also realize capital gains by selling properties or other assets that have appreciated in value.

In selecting investments for the Fund, the subadviser uses both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank real estate companies on the basis of risk and return. The model is used to determine an "intrinsic value" for real estate companies based on a three-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, the impact of its management, and the public securities markets. The model is applied to real estate companies that qualify for inclusion in the Fund's investment universe (which includes most REITs and real estate operating companies that are publicly traded in the United States). The subadviser also estimates the net asset value of the real estate companies (i.e., estimated real estate market value of a company's assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current market prices by the subadviser in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay, the subadviser evaluates several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties and considers local market conditions that may affect these companies.


Although the Fund will invest in U.S. markets, the subadviser also considers information derived from the extensive research and property management organization of its affiliates located in 100 key markets in more than 30 countries throughout the Americas, Europe and Asia. This information is used by the subadviser in both its quantitative and qualitative analysis.


One or more of four primary factors enter into a decision to sell: (i) stock price exceeds the intrinsic value or better values are available in the stock's peer group; (ii) changes in earnings, real estate and capital market conditions, economic conditions and the company's risk profile; (iii) the stock's percentage of the total portfolio exceeds the target percentage; and
(iv) tactical shifts among property sectors.

OTHER STRATEGIES

The Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (144A Securities). The Fund will invest its net assets primarily in US dollar-denominated securities of US issuers. However, the Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US or foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager pursuant to procedures approved by the Board of Directors are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional securities).

The Fund does not intend to borrow money except that the Fund may borrow up to 5% of its total assets for temporary purposes. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objectives.

The Fund's investment objectives and concentration of investments in the real estate industry may be changed only with shareholder approval. The principal investment strategies, including the Fund's policy of investing at least 80% of its net assets in real estate companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. The Fund will provide shareholders with at least 60 days' notice before implementing any change in investment policies that would permit the Fund to invest less than 80% of its net assets in real estate companies.

There is no guarantee that the Fund will achieve its objectives.

RISKS

The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

RISKS OF REAL ESTATE INVESTMENTS AND REITS. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

..  declines in the value of real estate;

..  risks related to general and local economic conditions;

..  possible lack of availability of mortgage funds or other capital;

..  overbuilding;

..  lack of completion of developments or delays in completion;

..  extended vacancies of properties;

..  increased competition;

..  increases in property taxes and operating expenses;

..  changes in zoning laws or other government regulations;

.. costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

..  casualty or condemnation losses;

..  limitations on rents;

..  changes in neighborhood values and the appeal of properties to tenants;

..  tenant bankruptcies and other credit problems;

.. uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; and

..  changes in interest rates.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (1940 Act). Any such failure by a REIT held by the Fund could adversely affect the value of an investment in the Fund.

REITs have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by REIT shareholders, including the Fund.

SMALLER COMPANIES RISK. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.

DEBT SECURITIES RISK. The portion of the Fund's assets that are invested in debt securities will be subject to interest rate risk and credit risk. Changes in market interest rates will affect the value of the debt securities held by the Fund. In general, the market value of debt securities moves in the opposite direction of interest rates, meaning that their market value decreases when interest rates increase leading to a greater degree of market price volatility. Changes in the value of the debt securities held by the Fund may affect the Fund's net asset value. The extent to which the Fund is affected will depend on the percentage of the Fund's assets that is invested in debt securities and the duration of the securities held. A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund invests, are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

NON-DIVERSIFIED RISK. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

FOREIGN SECURITIES AND ILLIQUID SECURITIES RISK. Foreign securities and illiquid securities in the Fund's portfolio may involve higher risk than domestic or liquid securities and may subject the Fund to higher price volatility than investments in less risky securities. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, investment and repatriation restrictions, and custody and expropriation risks.

ZERO-COUPON AND PAY-IN-KIND RISK. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than securities that pay cash interest. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

NOT INSURED OR GUARANTEED. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MANAGEMENT

The Board of Directors of the Seligman LaSalle Real Estate Fund Series, Inc. (Series) provides broad supervision over the affairs of the Series.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman monitors the performance of the Fund's subadviser which manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies. Seligman also administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $10.8 billion in assets as of March 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of March 31, 2003, of approximately $7.1 billion.

The Fund pays Seligman a management fee for its services. The management fee is based on a percentage of the Fund's average daily net assets. The management fee for the Fund is equal to an annual rate of 0.90% of the Fund's average daily net assets.

SUBADVISER

LaSalle Investment Management (Securities), L.P. (LaSalle Securities), 100 East Pratt Street, Baltimore, Maryland 21202, is the Fund's subadviser. LaSalle Securities is the real estate securities investment adviser of LaSalle Investment Management, Inc. (LaSalle), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $20.5 billion in assets under management as of March 31, 2003, of which $2.9 billion was managed by LaSalle Securities. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated, a US publicly traded company. LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle consists of 7,100 on the ground employees in 100 key markets in more than 30 countries throughout Europe, the Americas and Asia. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle is supported by Jones Lang LaSalle's extensive research and property management organization.

The fees of the Fund's subadviser will be paid by Seligman out of its management fee or otherwise from its own resources.

PORTFOLIO MANAGEMENT

The Fund's portfolio is managed by a LaSalle Securities team headed by Keith Pauley and Stan Kraska.

Mr. Pauley has been a Managing Director and Chief Investment Officer of LaSalle Securities since 1996. Mr. Pauley has over seventeen years of real estate experience. His responsibilities at LaSalle Securities include portfolio management and oversight of securities research and trading. He is also a member of LaSalle's Securities Investment Committee. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is a member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance.

Mr. Kraska has been a Managing Director of LaSalle Securities since 1997. Mr. Kraska has over sixteen years of real estate experience. He is a member of the LaSalle's Securities Investment Committee. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT, Urban Land Institute and International Council of Shopping Centers. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School.

Shareholder Information

The Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.
PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

HOW TO BUY FUND SHARES

Class I Shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

To make your initial investment in the Fund, an account must be established by SDC.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS
You may sell this Fund's shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund's shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I Shares. Exchanges will be made at each fund's respective NAV.

Exchanges generally must be requested in writing and received by Seligman Advisers by 4:00 p.m. Eastern time to receive that day's NAV.

HOW TO SELL SHARES
Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

The Fund reserves the right to:

.. Refuse an exchange request or a purchase request when there appears to be evidence of a pattern of frequent purchases and sales made in response to short term considerations;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

.. Close your account if it does not have a certified taxpayer identification number; and

.. Request additional information from you or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily income dividends.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1) reinvestboth dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write SDC at the address listed on the inside, back cover of this prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check, by wire transfer or directly deposited into a predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund generally are taxable to you as ordinary income. However, it is not ex-pected that income dividends paid by the Fund will be eligible for the reduction in dividend tax rates set forth in the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003.

To the extent that the Fund distributes an amount in excess of the Fund's earnings, this amount will be treated as a non-taxable return of capital that reduces your tax basis in your shares; any distribution in excess of your tax basis is treated as gain from a sale of your shares. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets and the source of distributions received from REIT investments.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The REITs in which the Fund invests may not provide complete tax information to the Fund until after the calendar year end. Consequently, because of such delay, it may be necessary for the Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31.

THE SELIGMAN MUTUAL FUNDS

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+
Seeks long-term capital appreciation.

Seligman International Growth Fund+
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series+
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman US Government Securities Series
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seeks to maximize income exempt from federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes. + Offers Class I Shares.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The Fund is a newly organized mutual fund so financial highlights are not available. Financial highlights will be published in the Fund's annual and semi-annual reports and reflected in the Fund's next annual update.

How to Contact Us


THE FUND............................. Write:   Corporate Communications/
                                               Investor Relations Department
                                               J. & W. Seligman & Co. Incorporated
                                               100 Park Avenue, New York, NY 10017

                                      Phone:   Toll-Free (800) 221-7844 in the US or
                                               (212) 850-1864 outside the US

                                      Website: www.seligman.com

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write:   Shareholder Services Department
                                               Seligman Data Corp.
                                               100 Park Avenue, New York, NY 10017

                                      Phone:   Toll-Free (800) 221-2450 in the US or
                                               (212) 682-7600 outside the US

                                      Website: www.seligman.com

YOUR RETIREMENT ACCOUNT.............. Write:   Retirement Plan Services
                                               Seligman Data Corp.
                                               100 Park Avenue, New York, NY 10017

                                      Phone:   Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION. ALTERNATIVELY, YOU MAY ACCESS OUR WEBSITE AT WWW.SELIGMAN.COM.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available without charge upon request by calling toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual and Semi-Annual Reports (when published), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the relevant period.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:  811-21365

                 SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

               Seligman LaSalle Monthly Dividend Real Estate Fund

                       Statement of Additional Information

                                  July 15, 2003


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman LaSalle Monthly Dividend Real Estate Fund (Fund), dated July 15, 2003, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus dated July 15, 2003, offering Class I shares (together, the Prospectuses). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


                                Table of Contents
                                -----------------

     Fund History ......................................................  2
     Description of the Fund and its Investments and Risks .............  2
     Management of the Fund ............................................  9
     Control Persons and Principal Holders of Securities ............... 18
     Investment Advisory and Other Services ............................ 19
     Portfolio Transactions and Other Practices ........................ 26
     Capital Stock and Other Securities ................................ 26
     Purchase, Redemption, and Pricing of Shares ....................... 27
     Taxation of the Fund .............................................. 32
     Underwriters ...................................................... 34
     Calculation of Yield and Performance Data ......................... 35
     Financial Statements .............................................. 37
     General Information ............................................... 39
     Appendix A ........................................................ 40
     Appendix B ........................................................ 42

                                  Fund History

Seligman LaSalle Real Estate Fund Series, Inc. (Series) was incorporated under the laws of the State of Maryland on May 30, 2003.

              Description of the Fund and Its Investments and Risks

Classification

The Series is an open-end management investment company, or mutual fund, which consists of one separate and distinct series, or fund - Seligman LaSalle Monthly Dividend Real Estate Fund (Fund). The Fund is non-diversified and concentrates its investments in the real estate industry.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Borrowing. The Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. However, the Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Foreign Securities. The Fund may invest a substantial portion of its total assets in US dollar-denominated securities of foreign issuers, including foreign corporations, governments or their agencies or instrumentalities. It may also invest up to 10% of its total assets in non-US dollar-denominated securities of US and foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities and their markets may not be as liquid as US securities and their markets. Securities of foreign issuers may involve greater market risk than securities of US issuers, and foreign custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Junk Bonds. The Fund may invest in non-investment grade debt securities of issuers, including real estate industry companies. Non-investment grade debt securities are debt securities rated lower than Baa by Moody's Investor Services Inc. or BBB by Standard & Poor's Ratings Services, or deemed to be of comparable quality. These non-investment grade debt securities are sometimes referred to as "high-yield" or "junk" bonds.

In addition to the risks associated with debt securities generally, there are specific risks associated with investing in junk bonds. Junk bonds are generally subject to higher volatility in yield and market value than investment grade securities. Junk bonds have a greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.

An economic downturn could adversely impact an issuer's ability to pay interest and repay principal and could result in an issuer defaulting on such payments. The value of the Fund's investment grade securities will be affected, like all debt securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated junk bonds is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Junk bonds, like investment grade securities, are traded principally by dealers in the over-the-counter market. The market for junk bonds may be less active and less liquid than for higher-rated investment-grade bonds. Under adverse market or economic conditions, the secondary market for these junk bonds could contract further, causing the Fund difficulties in valuing and selling its securities.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates may be considered in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the Fund may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The effect a substantial commitment of the Fund's assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities will be carefully considered.

Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Fund will be served.


At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.


If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.


Although the Fund may seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund's losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.


Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The Board of Directors must approve an investment in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Fund will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.


Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The Fund will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Rights and Warrants. The Fund may invest in common stock rights and warrants. The Board must approve an investment in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

Options. The Board of Directors must approve an investment in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the purchase of put options, call options, put spreads and collars, and the sale of covered call options (i.e., where the Fund owns the underlying security). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.


Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-country markets are generally less liquid than exchanges, the Fund may not be able to sell when it is deemed advantageous to do so. These risks will potentially be mitigated by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

When-Issued or Forward Commitment Securities. The Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a security on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Fund may sell these securities before the purchase settlement date if it is deemed advisable.


An account for the Fund investing in when-issued or forward commitment securities, consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established with the Fund's custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account or the sale of other securities or, although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund's payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund's assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by the Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (1933 Act)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act. When appropriate, pursuant to procedures approved by the Series' Board of Directors, a determination may be made that specific Rule 144A securities are liquid and are thus not subject to the 15% limitations on illiquid securities. Should this determination be made, the security will be carefully monitored pursuant to the Board's procedures (with focus on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.


Money Market Instruments. The Fund may invest a portion of its assets in cash equivalents as the Fund's manager deems appropriate. Cash equivalents may include money market instruments such as US Government Obligations, bank obligations and commercial paper.

US Government Obligations. US Government Obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

The Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:

   - Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

   - Purchase securities on margin except as permitted by the Investment Company Act of 1940, as amended (1940 Act) or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

   - Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

   - Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

   - Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;


   -   Purchase or hold any real estate, except that (A) the Fund may invest in
       (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and (B) the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

   - Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

The Fund may not change its investment objectives without approval of a majority of its outstanding voting securities.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Under Rule 35d-1(a)(2)(i) and (a)(2)(ii) of the 1940 Act, the Fund also may not change its investment policies of investing at least 80% of its net assets in real estate issuers without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

For temporary defensive purposes in response to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that will in the opinion of the investment manager or subadviser, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the US. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to the Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                            Number of
                                 Term of                                                                  Portfolios in
                                Office and                                                                 Fund Complex
Name, (Age) and Position(s)      Length of        Principal Occupation(s) During Past 5 Years,              Overseen by
with Series                     Time Served*          Directorships and Other Information                     Director
---------------------------   -----------------  -----------------------------------------------        --------------------
                                             INDEPENDENT DIRECTORS

Robert B. Catell (66)          2003               Chairman and Chief Executive Officer of Keyspan                60
Director                                          Corporation, diversified energy gas and electric
                                                  company; Director or Trustee of Alberta Northeast
                                                  Gas, Ltd. and Boundary Gas Inc., Taylor Gas Liquids,
                                                  Ltd., The Houston Exploration Company, oil and gas
                                                  exploration, development and production, Edison
                                                  Electric Institute, New York State Energy Research
                                                  and Development Authority, Independence Community
                                                  Bank, Business Council of New York State, Inc.,
                                                  New York City Partnership, business and civic
                                                  organization, and the Long Island Association,
                                                  business and civic organization.

John R. Galvin (74)            2003               Dean Emeritus, Fletcher School of Law and Diplomacy            61
Director                                          at Tufts University; Director or Trustee of each of
                                                  the investment companies of the Seligman Group of
                                                  Funds**; Chairman Emeritus, American Council on
                                                  Germany; National Defense University. Formerly,
                                                  Director, USLIFE Corporation, life insurance and
                                                  Raytheon Co., defense and commercial electronics;
                                                  Governor of the Center for Creative Leadership.
                                                  From June 1987 to June 1992,he was the Supreme
                                                  Allied Commander, Europe and the Commander-in-Chief,
                                                  United States European Command.

                                                                                                            Number of
                                 Term of                                                                  Portfolios in
                                Office and                                                                 Fund Complex
Name, (Age) and Position(s)      Length of         Principal Occupation(s) During Past 5 Years,             Overseen by
with Series                     Time Served*           Directorships and Other Information                   Director
----------------------------   ----------------  ------------------------------------------------        -------------------
Alice S. Ilchman (68)             2003           President Emeritus, Sarah Lawrence College;                    61
Director                                         Director or Trustee of each of the investment
                                                 companies of the Seligman Group of Funds**;
                                                 Director, Jeannette K. Watson Summer
                                                 Fellowship, summer internships for college
                                                 students; Trustee, Save the Children,
                                                 non-profit child-assistance organization, and
                                                 the Committee for Economic Development;
                                                 Governor, Court of Governors, London School of
                                                 Economics; and Director, Public Broadcasting
                                                 Service (PBS). Formerly, Chairman, The
                                                 Rockefeller Foundation, charitable foundation;
                                                 and Director, New York Telephone Company.

Frank A. McPherson (70)           2003           Retired Chairman of the Board and Chief Executive              61
Director                                         Officer of Kerr-McGee Corporation, diversified
                                                 energy company; Director or Trustee of each of the
                                                 investment companies of the Seligman Group of
                                                 Funds**; Director, ConocoPhillips, integrated
                                                 international oil corporation, Integris Health,
                                                 owner of various hospitals, BOK Financial, bank
                                                 holding company, Oklahoma Chapter of the Nature
                                                 Conservancy, Oklahoma Medical Research Foundation,
                                                 Boys and Girls Clubs of Oklahoma, Oklahoma City
                                                 Public Schools Foundation and Oklahoma Foundation
                                                 for Excellence in Education. Formerly, Director,
                                                 Kimberly-Clark Corporation, consumer products and
                                                 the Federal Reserve System's Kansas City Reserve
                                                 Bank.

John E. Merow (73)                2003           Retired Chairman and Senior Partner, Sullivan &                61
Director                                         Cromwell LLP, law firm; Director or Trustee of each
                                                 of the investment companies of the Seligman Group
                                                 of Funds**; Director, Commonwealth Industries,
                                                 Inc., manufacturer of aluminum sheet products;
                                                 Director and Treasurer, the Foreign Policy
                                                 Association; Director Emeritus, Municipal Art
                                                 Society of New York; Trustee and Secretary, the
                                                 U.S. Council for International Business; Trustee,
                                                 New York-Presbyterian Hospital; Trustee and Vice
                                                 Chairman, New York-Presbyterian Healthcare System,
                                                 Inc.; and Member of the American Law Institute and
                                                 Council on Foreign Relations.

Betsy S. Michel (61)              2003           Attorney; Director or Trustee of each of the                   61
Director                                         investment companies of the Seligman Group of
                                                 Funds**; Trustee, The Geraldine R. Dodge
                                                 Foundation, charitable foundation, and World
                                                 Learning, Inc., international educational learning.
                                                 Formerly, Chairman of the Board of Trustees of St.
                                                 George's School (Newport, RI).

                                                                                                           Number of
                                 Term of                                                                 Portfolios in
                                Office and                                                                Fund Complex
Name, (Age) and Position(s)      Length of         Principal Occupation(s) During Past 5 Years,            Overseen by
with Series                     Time Served*           Directorships and Other Information                  Director
----------------------------   ---------------  ------------------------------------------------        -------------------
Leroy C. Richie (61)              2003           Chairman and Chief Executive Officer, Q Standards             60
Director                                         Worldwide, Inc., library of technical standards;
                                                 Director or Trustee of each of the investment
                                                 companies of the Seligman Group of Funds** (except
                                                 Seligman Cash Management Fund, Inc.); Director,
                                                 Kerr-McGee Corporation, diversified energy company,
                                                 and Infinity, Inc., oil and gas services and
                                                 exploration; Director and Chairman, Highland Park
                                                 Michigan Economic Development Corp. Formerly,
                                                 Trustee, New York University Law Center Foundation;
                                                 Vice Chairman, Detroit Medical Center and Detroit
                                                 Economic Growth Corp.; and Chairman and Chief
                                                 Executive Officer, Capital Coating Technologies,
                                                 Inc., applied coating technologies; and Vice
                                                 President and General Counsel, Automotive Legal
                                                 Affairs, Chrysler Corporation.

Robert L. Shafer (71)             2003           Retired Vice President, Pfizer Inc.,                          61
Director                                         pharmaceuticals; Director or Trustee of each of the
                                                 investment companies of the Seligman Group of
                                                 Funds**. Formerly, Director, USLIFE Corporation,
                                                 life insurance.

James N. Whitson (68)             2003           Retired Executive Vice President and Chief                    61
Director                                         Operating Officer, Sammons Enterprises, Inc., a
                                                 diversified holding company; Director or Trustee of
                                                 each of the investment companies of the Seligman
                                                 Group of Funds**; Director, C-SPAN, cable
                                                 television networks, and CommScope, Inc.,
                                                 manufacturer of coaxial cable. Formerly, Director
                                                 and Consultant, Sammons Enterprises, Inc.

                                     INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (65)         2003           Chairman of the Board and Director, J. & W.                   61
Director, Chairman of the Board                  Seligman & Co. Incorporated, Chairman of the Board
                                                 and Director or Trustee of each of the investment
                                                 companies of the Seligman Group of Funds**;
                                                 Chairman of the Board and Director, Seligman
                                                 Advisors, Inc. and  Seligman Services, Inc.;
                                                 Chairman of the Board and Director, Carbo Ceramics
                                                 Inc., manufacturer of ceramic proppants for oil
                                                 and  gas industry; and Director, Seligman Data
                                                 Corp. Formerly, Director, Kerr-McGee Corporation, a
                                                 diversified energy company and Chief Executive
                                                 Officer of each of the investment companies of the
                                                 Seligman Group of Funds.

                                                                                                            Number of
                                 Term of                                                                  Portfolios in
                                Office and                                                                 Fund Complex
Name, (Age) and Position(s)      Length of         Principal Occupation(s) During Past 5 Years,             Overseen by
with Series                     Time Served*           Directorships and Other Information                   Director
---------------------------    ---------------  ------------------------------------------------        --------------------
Brian T. Zino*** (50)             2003           Director and President, J. & W. Seligman & Co.                 61
Director, President and Chief                    Incorporated; President, Chief Executive Officer
Executive Officer                                and Director or Trustee of each of the investment
                                                 companies of the Seligman Group of Funds**;
                                                 Director,  Seligman Advisors, Inc. and Seligman
                                                 Services, Inc.;  Chairman of the Board and
                                                 Director, Seligman Data Corp.; Member of the Board
                                                 of  Governors of the Investment Company Institute;
                                                 and  Vice Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)              2003           Managing Director and Chief Investment Officer, J.             60
Director                                         & W. Seligman & Co. Incorporated, Director or
                                                 Trustee of each of the investment companies of the
                                                 Seligman Group of Funds** (except Seligman Cash
                                                 Management Fund, Inc.); Member of the Association
                                                 of Investment Management and Research, the New
                                                 York Society of Security Analysts and the London
                                                 Society of Investment Professionals. Formerly
                                                 Deputy Chairman and Group Chief Executive Officer
                                                 of HSBC Asset Management and, prior to that,
                                                 Managing Director and Chief Investment Officer of
                                                 Prudential Diversified Investments.

Thomas Rose (45)                  2003           Senior Vice President, Finance, J. & W. Seligman &             N/A
Vice President                                   Co. Incorporated, Seligman Advisors, Inc. and
                                                 Seligman Data Corp.; Vice President of each of the
                                                 investment companies of the Seligman Group of
                                                 Funds**  and of Seligman Services, Inc. and
                                                 Seligman  International, Inc. Formerly, Treasurer
                                                 of each of  the investment companies of the
                                                 Seligman Group of  Funds and of Seligman Data
                                                 Corp.

Lawrence P. Vogel (46)            2003           Senior Vice President and Treasurer, Investment                N/A
Vice President and Treasurer                     Companies, J. & W. Seligman & Co. Incorporated;
                                                 Vice President and Treasurer of each of the
                                                 investment companies of the Seligman Group of
                                                 Funds** and of  Seligman Data Corp. Formerly,
                                                 Senior Vice President,  Finance, J. & W. Seligman &
                                                 Co. Incorporated,  Seligman Advisors, Inc.,
                                                 Seligman International, Inc.  and Seligman Data
                                                 Corp.; Vice President, Seligman  Services, Inc.;
                                                 and Treasurer, Seligman  International, Inc. and
                                                 Seligman Henderson Co.

                                                                                                            Number of
                                 Term of                                                                  Portfolios in
                                Office and                                                                 Fund Complex
Name, (Age) and Position(s)      Length of         Principal Occupation(s) During Past 5 Years,             Overseen by
with Series                     Time Served*           Directorships and Other Information                   Director
----------------------------------------------------------------------------------------------------------------------------
Frank J. Nasta (38)               2003           General Counsel, Managing Director, Law and                   N/A
Secretary                                        Regulation and Corporate Secretary, J. & W.
                                                 Seligman  & Co. Incorporated; Secretary, of each of
                                                 the  investment companies of the Seligman Group of
                                                 Funds**; and Corporate Secretary, Seligman
                                                 Advisors,  Inc., Seligman Services, Inc., Seligman
                                                 International, Inc. and Seligman Data Corp.
                                                 Formerly,  Corporate Secretary, Seligman Henderson
                                                 Co.

* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Messrs. Morris, Zino and Guidone are considered "interested persons" of the Series, as defined in the Investment Company Act, by virtue of their positions with Seligman and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Series as that term is defined in the Investment Company Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2002, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                                                                        Aggregate Dollar Range of Shares
                                 Dollar Range of Equity Securities in       Owned by Director in the
Name of Director                               the Fund                     Seligman Group of Funds
-------------------------------  -------------------------------------  ----------------------------------
                                         INDEPENDENT DIRECTORS

Robert B. Catell                                 None                        $  10,001-$50,000(1)
John R. Galvin                                   None                        $  10,001-$50,000
Alice S. Ilchman                                 None                            Over $100,000
Frank A. McPherson                               None                            Over $100,000
John E. Merow                                    None                            Over $100,000
Betsy S. Michel                                  None                            Over $100,000
Leroy C. Richie                                  None                        $  10,001-$50,000
Robert L. Shafer                                 None                            Over $100,000
James N. Whitson                                 None                            Over $100,000

                                         INTERESTED DIRECTORS

William C. Morris                                None                            Over $100,000
Brian T. Zino                                    None                            Over $100,000
Paul C. Guidone                                  None                        $50,001 -$100,000

(1)  Information is as of February 28, 2003. Mr. Catell was not a
     Director/Trustee of any investment company in the Fund Complex as of December 31, 2002.


Compensation. No compensation is paid by the Series or any fund in the Fund Complex to Directors or officers of the Series or any fund in the Fund Complex who are employees of Seligman. Compensation of the Directors who are not "interested persons" of the Series, as defined in the Investment Company Act, is as follows:


                                                 Pension or Retirement
                                                  Benefits Accrued as     Total Compensation from
Name and Position with   Aggregate Compensation      Part of Series       Series and Fund Complex
with Series                  from Series(1)           Expenses(1)          Paid to Director(1)(2)
----------------------   ---------------------- -----------------------   -----------------------
Robert B. Catell                 $3,313                   N/A                  $65,913
Director

John R. Galvin                    3,307                   N/A                   99,000
Director

Alice S. Ilchman                  3,307                   N/A                   99,000
Director

Frank A. McPherson            3,307                N/A             99,000
Director

John E. Merow                 3,307                N/A             99,000
Director

Betsy S. Michel               3,307                N/A             99,000
Director

Leroy C. Richie               3,313                N/A             99,000
Director

Robert L. Shafer              3,307                N/A             99,000
Director

James N. Whitson              3,307                N/A             99,000
Director


(1)  Estimated for the fiscal year ending December 31, 2003.


(2) The Seligman Group of Funds consists of twenty-three investment companies.




The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the given director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The Fund has received exemptive relief that permits a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by Seligman, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

Directors and officers of the Fund are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.

Code of Ethics

Seligman

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

LaSalle

LaSalle Investment Management (Securities), L.P. (LaSalle Securities) has adopted detailed policies and procedures in a written Code of Ethics pertaining to securities trading by LaSalle Securities employees. A senior compliance officer and a securities trading committee (the Committee) have been appointed and have the responsibility for interpreting these procedures and for determining whether a violation has occurred. In the event it determines that a violation has occurred, the Committee shall take such action as it deems appropriate.

The Code of Ethics prohibits any employee of LaSalle Securities to (1) personally acquire a beneficial ownership in any security issued by an issuer whose primary business is investments in real estate (restricted securities); or
(2) cause or attempt to cause, or participate in the decision to cause, client accounts to acquire or dispose of any security of a company with respect to which such employee has obtained material, inside information. Certain exceptions are made to (1), including ownership of an open-end investment company investing in real estate securities and ownership of securities issued by Jones Lang LaSalle Inc., the ultimate parent of LaSalle Securities. The Code prohibits certain senior employees (Access Persons), from (A) serving as a director of a company that issues restricted securities; or (B) purchasing, or causing a member of his or her immediate family to purchase, new securities issues during their initial public offering or in certain limited offerings. The prohibition in (B) may be waived by the senior compliance officer in response to a written request, provided that applicable regulatory requirements are met.


Access Persons are required to supply the senior compliance officer with an annual holdings report and a quarterly transaction report (and/or duplicate confirmations for all securities transactions in the Access Person's account, where possible). All reports must contain the title, number of shares and principal amount of each security. These will be reviewed by the senior compliance officer in order to monitor compliance with the procedures specified in the Code. The senior compliance officer is required under the Code to maintain a list of Access Persons and to periodically remind the Access Persons that they are subject to the terms of these procedures. Each Access Person is required to file a statement with the senior compliance officer indicating that he or she has read and understands these procedures and agrees to be bound by them.


                           --------------------------

A copy of the Code of Ethics of each of Seligman and LaSalle Securities is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman, as the Fund's investment manager, will vote the proxies relating to the Fund's portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the
-------------
securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's shareholders.

The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the
-------------------------
Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee").

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Vice Chairman and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman's Director of Compliance maintains a Proxy
-----------------------
Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it
--------------------------------------------------
may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee's members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals.

Guidelines Summary.    The Guidelines are briefly described as follows:
-------------------

     1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

     2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

     3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

     4. Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

     5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

     6.   Seligman will withhold voting for the entire board of directors if:
          (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

     7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

     8.   Seligman will vote for proposals to effect stock splits.

     9. Seligman will vote for proposals authorizing share repurchase programs.

     10. Seligman will vote against authorization to transact unidentified business at the meeting.

     11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

     12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

     13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

     14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

               Control Persons and Principal Holders of Securities

Control Persons

As of July 2, 2003, all of the outstanding shares of the Fund and the Series were owned by Seligman Advisors, Inc., the Fund's principal underwriter, in connection with providing the initial capital for the Fund and the Series. Seligman Advisors, Inc. is a wholly-owned subsidiary of J. & W. Seligman & Co. Incorporated, the Fund's investment manager. J. & W. Seligman & Co. Incorporated is controlled by its Chairman, William C. Morris. Mr. Morris is also Chairman and a member of the Board of Directors of the Series.

Principal Holders

As of July 2, 2003, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Fund as follows:



                                                                    Percentage
                                                          Fund       of Total
                      Name and Address                  Classes     Shares Held
                      ----------------                  -------     -----------

     Seligman Advisors, Inc.*                           A, B, C        100%
     100 Park Avenue                                    D and R
     New York, New York 10017

     * See discussion of "Control Persons" above.

Management Ownership

As of July 2, 2003, Directors and officers of the Series as a group owned less than 1% of the Class A shares of the Fund. As of the same period, Directors and officers of the Series did not own any Class B, Class C, Class D or Class R shares of the Fund.

                     Investment Advisory and Other Services

Investment Manager and SubAdviser

Subject to the control of the Series' Board of Directors, Seligman is responsible for the Fund's investments (with the assistance of LaSalle Investment Management (Securities), L.P. (LaSalle Securities) and administers the Fund's business and other affairs. Seligman also serves as investment adviser to twenty-two other U.S. registered investment companies which, together with the Series, make up the "Seligman Group."

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors of the Series, and a simultaneous recapitalization of Seligman occurred. See Appendix B for information regarding the history of Seligman.

All of the officers of the Series listed above are officers or employees of Seligman. Their affiliations with the Series and with Seligman are provided under their principal business occupations.

In consideration of the services provided by Seligman, the Fund will pay Seligman an investment management fee equal to the annual rate of 0.90% of the Fund's average daily net assets.

Seligman will pay LaSalle Securities a fee equal to 50% of the amount of the investment management fee earned during each month. The fees of LaSalle Securities will be paid by Seligman out of its management fee or otherwise from its own resources.

The Management Agreement was approved by the Board of Directors at a Meeting held on July 2, 2003 and by the sole shareholder on July 2, 2003. The Management Agreement will continue in effect until December 31, 2004, and thereafter from year to year, if (1) such continuance is approved in the manner required by the Investment Company Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

LaSalle Securities, 100 East Pratt Street, Baltimore, Maryland 21202, is the subadviser to the Fund. LaSalle Securities is responsible for providing the day-to-day investment management services to the Fund.

LaSalle Securities is a limited partnership organized under the laws of the State of Maryland in 1994. LaSalle Securities is the dedicated real estate securities investment adviser of LaSalle Investment Management, Inc. (LaSalle), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $20.5 billion in public and private assets under management as of March 31, 2003, of which $2.9 billion is managed by LaSalle Securities. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated, a U.S. publicly traded company.

LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, uses and investors worldwide. LaSalle is supported by Jones Lang LaSalle's extensive research and property management organization that consists of 7,100 on the ground employees in 100 key markets in more than 30 countries throughout the America, Europe, and Asia

The Subadvisory Agreement between Seligman and LaSalle Securities was approved by the Board of Directors at a Meeting held on July 2, 2003 and by the sole shareholder on July 2, 2003. The Subadvisory Agreement will continue in effect until December 31, 2004, and thereafter from year to year, if such continuance is approved in the manner required by the 1940 Act (i.e., by the vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party). The Subadvisory Agreement may be terminated at any time, without payment of penalty, by the Fund on 60 days' written notice to the Subadviser by vote of the Board of Directors or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. After December 31, 2006 (the "Commitment Date"), this Agreement also may be terminated by LaSalle Securities or Seligman as of the end of any calendar year upon not less than 60 days' written notice to the other and to the Fund. The Subadvisory Agreement will automatically terminate in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement. In the event that the Subadvisory Agreement terminates before the Commitment Date as a result of an assignment of the Subadvisory Agreement or termination of the Management Agreement, LaSalle Securities agrees that, if requested by the Board of Directors and Seligman, LaSalle Securities shall make its advisory services available to the Fund and Seligman on terms no less favorable to the Fund and Seligman than provided in the Subadvisory Agreement.

Pursuant to the terms of the Subadvisory Agreement, LaSalle Securities will (i) participate in the development of the Fund's overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades, provided that, until LaSalle Securities is notified otherwise by Seligman, Seligman shall determine (in consultation with LaSalle Securities) the amount of assets that shall be Uninvested Assets (as defined below) of the Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. "Uninvested Assets" means any assets of the Fund that are in cash, cash equivalents or money market instruments.

The Subadvisory Agreement provides that LaSalle Securities will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Fund (and Series) pay all of its expenses other than those assumed by Seligman or LaSalle Securities, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or LaSalle Securities or their respective affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

At the July 2, 2003 Board of Directors meeting, the Board unanimously approved the Management Agreement and the Subadvisory Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman and LaSalle Securities, including extensive performance and expense information from an independent party for other investment companies with similar objectives and a memorandum and due diligence questionnaire pertaining to the proposed engagement of LaSalle Securities as sub-adviser to the Fund, and the Independent Directors conferred with their counsel privately during a separate session. In their determinations with respect to approval of the Management Agreement and the Subadvisory Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by LaSalle Securities for comparable separate accounts (including investment performance comparisons with the Fund's benchmark) and LaSalle Securities past experience in advising registered investment companies; (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments to be received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds; (4) the financial health of Seligman and LaSalle Securities; (5) information concerning the Fund's projected expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Fund's management fee rate and initial expected total expenses ratio to those typically paid by similar funds; (6) due diligence information pertaining to LaSalle Securities, including information pertaining to LaSalle Securities' investment process and experience; (7) Seligman's role in overseeing LaSalle Securities' management of the Fund's portfolio and the manner in which it would do so; (8) LaSalle Securities' anticipated portfolio turnover rate for the

Fund; (9) Seligman's past willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results for other Seligman investment companies; and (10) the fall-out benefits which Seligman and LaSalle Securities and their respective affiliates would receive from the relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement and LaSalle Securities under the Subadvisory Agreement was fair and reasonable in light of the services to be performed and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Performance. The Board of Directors considered composite performance information (included in the Fund's prospectus) representing the actual performance of a real estate income composite, which consists of all separate accounts managed by LaSalle Securities using investment strategies that are substantially similar to those to be used to manage the Fund, and the performance of the contemplated benchmark of the Fund.

Meeting with LaSalle Securities. The Board of Directors met with key personnel of LaSalle Securities, including the proposed portfolio managers of the Fund, and received answers to various questions asked by members of the Board.

Allocation of Responsibilities. The Board of Directors considered the contemplated allocation of responsibilities between Seligman and LaSalle Securities, specifically that LaSalle Securities would provide the day-to-day portfolio management, including the selection of brokers to execute equity trades for the Fund, and Seligman would invest the Fund's excess cash. The Board also considered that Seligman's Chief Investment Officer would oversee the quality of the services provided by LaSalle Securities and review periodic reports from LaSalle Securities on an on-going basis and that he has extensive experience with real estate securities. Furthermore, the Board considered that Seligman would vote the Fund's proxies (consulting with LaSalle Securities as needed), provide compliance and legal support for the Fund and perform certain reconciliation services.

Due Diligence. The Board of Directors considered the due diligence conducted by Seligman of LaSalle Securities, including with respect to its experience in providing advice relating to real estate securities and its performance record. Specifically, the Board of Directors considered the extensive due diligence conducted by Seligman's Chief Investment Officer on LaSalle Securities' investment process and a report prepared by an independent third party engaged to review LaSalle Securities' performance record.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman, the subadvisory fee rate paid by Seligman to LaSalle Securities and the other expenses of the Fund, in comparison to the fees and expenses of funds with similar characteristics.

Fall-Out Benefits. The Board of Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record. In addition, the Directors considered that additional soft dollars would likely be available to LaSalle Securities and that Seligman and LaSalle Securities could benefit from being associated with the Fund in connection with marketing separate account investment advisory services through banks and brokers.

Principal Underwriter

Seligman Advisors, Inc., an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Series. Those individuals identified above under "Management Information" as directors or officers of both the Series and Seligman Advisors are affiliated persons of both entities.

Other Services Provided by the Investment Manager

Under the Management Agreement, dated July 2, 2003, subject to the control of the Board of Directors, Seligman also provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Series' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman and LaSalle Securities, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                      as a % of            As a % of Net              as a % of
Amount of Purchase                 Offering Price(1)      Amount Invested          Offering Price
------------------                 -----------------      ---------------          --------------
Less than  $ 50,000                      4.75%                 4.99%                    4.25%
$50,000 -  $ 99,999                      4.00                  4.17                     3.50
$100,000 - $249,999                      3.50                  3.63                     3.00
$250,000 - $499,999                      2.50                  2.56                     2.25
$500,000 - $999,999                      2.00                  2.04                     1.75
$1,000,000 and over                         0                     0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                                   Regular Dealer
                                      Sales Charge          Sales Charge             Reallowance
                                        as a % of          As a % of Net              as a % of
Amount of Purchase                  Offering Price(1)     Amount Invested          Offering Price
------------------                  -----------------     ---------------          --------------
Less than  $  100,000                     1.00%                1.01%                    1.00%
$100,000 - $  249,999                     0.50                 0.50                     0.50
$250,000 - $1,000,000                        0                    0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares (There is no administration, shareholder services and distribution fee in respect of the Fund's Class I shares). Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares.

Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, which have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service

Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                ------------------------------------------------

The Fund's 12b-1 Plan was approved on July 2, 2003 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by the sole shareholder of the Fund on July 2, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan will be reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Series. SDC charges the Series at cost for its services. Certain officers and directors of the Series are also officers and directors of SDC.

                   Portfolio Transactions and Other Practices

Portfolio Transactions

LaSalle Securities will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. Consistent with this policy, LaSalle Securities may give consideration to the research, statistical and other services furnished by brokers to LaSalle Securities for its use in connection with its services to the Fund, as well as to other clients. When two or more investment advisory clients of LaSalle Securities desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by LaSalle Securities in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Series' directors and/or officers are affiliated.

Commissions

The Fund will incur commissions in connection with the purchase and sale of portfolio securities. Because the Fund is new, no information regarding commissions is available.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, LaSalle Securities may give consideration to the research, statistical, and other services furnished by brokers to LaSalle Securities for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by LaSalle Securities to be beneficial to the Fund. In addition, LaSalle Securities is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in paying a higher charges than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to LaSalle Securities in connection with its services to clients other than the Fund.

Directed Brokerage

The Fund is new, so this information is not available.

Regular Broker-Dealers

The Fund is new, so this information is not available.

                       Capital Stock and Other Securities

Capital Stock

Shares of capital stock of the Fund have a par value of $.001 and are divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and LaSalle Securities and their respective affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectuses. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase, will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors or to a "fund of funds" in the Seligman Group;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of Class R shares within one year after the initial purchase by an eligible benefit plan (as described in the Fund's Prospectus) that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price

When you buy or sell fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C, Class D and Class R shares will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which, in turn, will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B, Class D and Class I shares are sold at NAV/(2)/. Using each Class's initial NAV, the maximum offering price of the Fund's shares is as follows:

Class A
     Net asset value and offering price per share ........................      $  7.14
     Maximum sales charge (4.75% of offering price) ......................         0.36
                                                                                -------
     Offering price to public ............................................      $  7.50
                                                                                =======

Class B
     Net asset value and offering price per share/(2)/ ...................      $  7.14
                                                                                =======

Class C
     Net asset value and offering price per share ..........................    $  7.14
     Maximum sales charge (1.00% of offering price/(1)/) ...................       0.07
                                                                                -------
     Offering price to public ..............................................    $  7.21
                                                                                =======

Class D
     Net asset value and offering price per share/(2)/ .....................    $  7.14
                                                                                =======

Class I
     Net asset value and offering price per share ..........................        n/a

Class R
     Net asset value and offering price per share/(2)/ .....................    $  7.14
                                                                                =======

--------------
/(1)/In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within eighteen months of purchase.

/(2)/Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares may be subject to a 1% CDSC if shares are redeemed within one year of purchase in connection with a plan termination.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or when it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

                              Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and the excess of net short-term capital gains over net long-term capital losses are distributed to shareholders each year. The Fund anticipates distributing substantially all of this income for each year.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). REIT distributions received by the Fund generally will not constitute qualified dividend income. Dividends from domestic corporations may comprise some portion of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's investment company taxable income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which qualify for the reduced rate for qualified dividend income or the dividends-received deduction.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Under the 2003 Tax Act, the tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

To the extent that the Fund distributes an amount in excess of the Fund's earnings, this amount will be treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any distribution in excess of a shareholder's tax basis is treated as gain from a sale of shares.

Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Under the 2003 Tax Act, individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution Agreement, dated July 2, 2003 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Series. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Series' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Compensation

The Fund is new, so compensation information is not available.

Other Payments

Seligman Advisors will pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors will pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the US, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                    Calculation of Yield and Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, Promotional Material) to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class B, Class C, Class D, Class I and Class R shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, small-cap stocks and real estate securities. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury. The market for real estate securities will fluctuate with the value of the underlying real estate such as apartments, shopping centers, offices and warehouses. Historically, price movements in real estate securities have not generally correlated to price movements in stocks and bonds. However, economic factors such as interest rates, inflation and overall economic growth will impact the value of real estate securities as such factors also impact stocks and bonds.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, U.S.A TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Fund's statement of assets and liabilities presented below has been audited by Deloitte & Touche LLP, independent auditors of the Series.

               SELIGMAN LASALLE MONTHLY DIVIDEND REAL ESTATE FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  July 3, 2003

Assets

Cash                                                                    $100,003
                                                                        --------

      Total assets                                                       100,003
                                                                        --------

Liabilities                                                                   --
                                                                        --------
Commitments and contingencies (Notes 1 and 2)

Net assets equivalent to $7.14 per share
(applicable to 8,406 Class A shares, 1,400 Class B
shares, 1,400 Class C shares 1,400 Class D shares
and 1,400 Class R shares of capital stock, $.001
par value; 1,000,000,000 shares authorized)                             $100,003
                                                                        ========

Notes to Financial Statement

Note 1. Organization

Seligman LaSalle Monthly Dividend Real Estate Fund (the "Fund") is the sole series of Seligman LaSalle Real Estate Fund Series, Inc. (the "Series"), which was incorporated in the State of Maryland on May 30, 2003 as an open-end, non-diversified management investment company. The Fund offers six classes of shares - Class A shares, Class B shares, Class C shares, Class, D shares, Class I shares and Class R shares. Currently, there are no Class I shares outstanding. The Fund has had no operations other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 14,006 shares of capital stock for $100,003 on July 2, 2003.

Costs incurred, and to be incurred, in connection with the organization and initial offering of the Fund of approximately $115,000 will be paid by J. & W. Seligman & Co. Incorporated (the "Manager") or the Distributor.

Note 2. Management Agreement

The Management Agreement provides that the Fund will pay the Manager monthly a management fee at the annual rate of 0.90% of the Fund's average daily net assets. LaSalle Investment Management (Securities), L.P. is the Fund's sub-adviser (the "Subadviser"). The Manager pays fees to the Subadviser out of its management fee or otherwise from its own resources.

The Manager has voluntarily agreed to waive its fee and/or reimburse expenses of the Fund until December 31, 2003, to the extent that total expenses of the Fund, excluding (i) fees payable pursuant to the Management Agreement and the Administration, Shareholder Services and Distribution Plan adopted by the Fund,
(ii) interest on any borrowings and (iii) any extraordinary expenses, exceed an annual rate of 0.75% of average net assets of the Fund.

Note 3. Income Taxes

The Fund intends to meet the requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies and, as such, will not be subject to federal income taxes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder of
Seligman LaSalle Monthly Dividend Real Estate Fund of
Seligman LaSalle Real Estate Fund Series, Inc.

     We have audited the accompanying statement of assets and liabilities of Seligman LaSalle Monthly Dividend Real Estate Fund (the "Fund"), as of July 3, 2003. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Seligman LaSalle Monthly Dividend Real Estate Fund as of July 3, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 7, 2003

                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

                                   Appendix A

             RATINGS OF FIXED-INCOME SECURITIES AND COMMERCIAL PAPER

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES ("S&P") FIXED-INCOME SECURITIES

AAA: Fixed-income issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Fixed-income issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Fixed-income issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than fixed-income in higher rated categories.

BBB: Fixed-income issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Fixed-income issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and prepay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Fixed-income issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term fixed-income obligations with a doubtful capacity of payment.

D: Fixed-income rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (--) sign to show relative standing within its major rating categories.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
FIXED-INCOME SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior fixed-income obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of fixed-income protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

..    Helps finance America's fledgling railroads through underwritings.
..    Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
..    Becomes a prominent underwriter of corporate securities, including New York
     Mutual Gas Light Company, later part of Consolidated Edison.
..    Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
..    Is appointed U.S. Navy fiscal agent by President Grant.
..    Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

..    Helps Congress finance the building of the Panama Canal.

....1910s

..    Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

..    Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
..    Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

..    Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
..    Establishes Investment Advisory Service.

....1940s

..    Helps shape the Investment Company Act of 1940.
..    Leads in the purchase and subsequent sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

..    Assumes management of National Investors Corporation, today Seligman Growth
     Fund, Inc.
..    Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
     Inc.

....1950-1989

..    Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.
..    Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
..    Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations
     Corporation.
..    Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen separate portfolios offered through variable annuity and variable life insurance products.

....1990s

..    Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality
     Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.
..    Introduces to the public Seligman Frontier Fund, a small capitalization mutual fund.
..    Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.
..    Launches Seligman Value Fund Series, Inc., which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.
..    Launches innovative Seligman New Technologies Fund, Inc., a closed-end
     "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

..    Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.
..    Launches Seligman New Technologies Fund II, Inc., a closed-end "interval"
     fund seeking long-term capital appreciation by investing in technology companies, including up to 50% venture capital investing.

....2001

..    Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

PART C.  OTHER INFORMATION

Item 23. Exhibits.


         All Exhibits listed below have been previously filed, except Exhibits marked with a plus sign (+), which are filed herewith.



(a)      Amended and Restated Articles of Incorporation of Registrant*

(b) By-laws of the Registrant (Incorporated by reference to Registrant's Registration Statement filed on June 3, 2003.)

(c)      Instruments Defining Rights of Security Holders (See Item 23(a) and
         23(b)).

(d)(1) Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated*

(d)(2) Sub-Advisory Agreement between J. & W. Seligman & Co. Incorporated and LaSalle Investment Management (Securities), L.P.*

(e)(1) Form of Distribution Agreement between Registrant and Seligman Advisors, Inc.*

(e)(2)   Form of Sales Agreement between Seligman Advisors, Inc. and
         Dealer/Bank*

(e)(3) Form of Retail Fund Participation Agreement by and among Hartford Life Insurance Company, the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation*

(f)      Deferred Compensation Plan for Directors of Seligman Group of Funds*

(g) Form of Custody Agreement between Registrant and State Street Bank and Trust Company*

(h)      Not Applicable.

(i)      Opinion and Consent of Counsel*


(j)      Consent of Independent Auditors+


(k)      Not Applicable

(l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, B, C, D, and R shares between Registrant and Seligman Advisors, Inc.*

(m)(1)   Administration, Shareholder Services and Distribution Plan of
         Registrant*

(m)(2) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers*

(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc.*

(m)(4) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc.*

(m)(5) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc.*

(m)(6) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc.*

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation.*

(m)(8) Form of Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc.*

(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation.*

(m)(10) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc.*

(n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended*

(p)(1) Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates*

(p)(2)   Code of Ethics of LaSalle Investment Management (Securities), L.P.*

(Other Exhibits) (a) Powers of Attorney*


* Incorporated by reference to Pre-effective Amendment No. 1 to the Registrant's Registration Statement filed on July 9, 2003.


Item 24. Persons Controlled by or Under Common Control with Registrant.  None.

Item 25. Indemnification. Reference is made to the provisions of Article
         Twelfth of Registrant's Articles of Incorporation filed as an exhibit to Registrant's Registration Statement (as noted in Item 23 above) and
         Article VII of Registrant's By-laws filed as an exhibit to Registrant's Registration Statement (as noted in Item 23 above).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (Advisers Act). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman, pursuant to the Advisers Act (SEC File No. 801-15798).

LaSalle Investment Management (Securities), L.P (LaSalle) is the Registrant's sub-adviser and is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of LaSalle, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by LaSalle, pursuant to the Advisers Act (SEC File No. 801-48201).

Item 27. Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:
         (Unless otherwise noted,: the principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.)

                             Seligman Advisors, Inc.
                             As of December 31, 2002

                 (1)                                         (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         ----------------                              ----------------                            ---------------

         William C. Morris                             Chairman of the Board and Director          Chairman of the Board

         Brian T. Zino                                 Director                                    President, Director and Chief
                                                                                                   Executive Officer

         David F. Stein                                Director                                    None

         Stephen J. Hodgdon                            President and Director                      None

         Paul C. Guidone                               Director                                    Director

         Rodney G.D. Smith                             Director                                    None

         Charles W. Kadlec                             Managing Director, Chief Investment         None
                                                       Strategist

         Edward F. Lynch                               Managing Director,                          None
                                                       Director of Sales

         Richard M. Potocki                            Managing Director, Director of Global       None
                                                       Financial Services

         Andrew S. Veasey                              Managing Director, Sales                    None

         James R. Besher                               Senior Vice President, Divisional           None
                                                       Sales Director

         T. Wayne Knowles                              Senior Vice President, Divisional           None
                                                       Sales Director

         Gerald I. Cetrulo, III                        Senior Vice President, Sales                None

         Kenneth J. Dougherty                          Senior Vice President, Sales                None

         Jonathan G. Evans                             Senior Vice President, Sales                None

         Thomas P. Parnell                             Senior Vice President, Sales                None

         James C. Taylor                               Senior Vice President, Sales                None

         Bruce M. Tuckey                               Senior Vice President, Sales                None

         Arthur A. Condron                             Senior Vice President, Offshore             None
                                                       Sales & Administration

         Matthew A. Digan                              Senior Vice President, Domestic             None
                                                       Funds

         Mason S. Flinn                                Senior Vice President, National             None
                                                       Sales Manager of Retirement Plans

         Joseph Lam                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street

         Central Hong Kong
         Ronald W. Pond                                Senior Vice President, Director, Wealth     None
                                                       Management Services

         Michelle L. Rappa                             Senior Vice President, Retirement           None
                                                       Plans

         J. Jeffery Rold                               Senior Vice President, Divisional           None
                                                       Sales Director

         Thomas G. Rose                                Senior Vice President, Finance              Vice President

         Jorge Fernando Sanchez-Alcazar                Senior Vice President, Regional             None
         Seligman International, Inc.                  Director, Latin America
         Av. Alicia M. de Justo 1148
         Fourth Floor #407B
         C1107AAX Buenos Aires, Argentina

         Anna R. Brogan                                Vice President, Regional Retirement         None
                                                       Plans Manager

         Mark G. Burlingham                            Vice President Regional Retirement          None
                                                       Plans Manager

         David W. Mountford                            Vice President, Regional Retirement         None
                                                       Plans Manager

         Jeffery C. Pleet                              Vice President, Regional Retirement         None
                                                       Plans Manager

         Kevin M. Casey                                Vice President, Regional Sales              None

         Edward S. Finocchiaro                         Vice President, Regional Sales              None

         Brett M. Frum                                 Vice President, Regional Sales              None

         S. William Lehew, III                         Vice President, Regional Sales              None

         Mike Loftus                                   Vice President, Regional Sales              None

         Judith L. Lyon                                Vice President, Regional Sales              None

         Sean Maher                                    Vice President, Regional Sales              None

         Leslie A. Mudd                                Vice President, Regional Sales              None

         John H. Pierucki                              Vice President, Regional Sales              None

         Craig S. Prichard                             Vice President, Regional Sales              None

         Robert W. Thompson                            Vice President, Regional Sales              None

         Helen Delman                                  Vice President, Product Manager             None

         Steven J. Ralff                               Vice President, Product Manager             None

         Paula A. Smith                                Vice President, Product Manager             None

         John T. Szwed                                 Vice President, Product Manager             None

         Edward W. Urban                               Vice President, Product Manager             None

         Jeffrey S. Dean                               Vice President, Business Analysis           None

         Peter J. Campagna                             Vice President, Portfolio Advisory          None
                                                       Managed Money

         William DeSanto                               Vice President, Portfolio Advisor,          None
                                                       Managed Money

         Nicole Christiansen                           Vice President, Sales Administration        None
                                                       and Planning

         April S. Ferrell                              Vice President, National Accounts           None
                                                       Manager

         Dennis Geelan                                 Vice President, Marketing Specialist        None

         John F. Korn                                  Vice President, Marketing Specialist        None

         Timothy J. Kelly                              Vice President, Manager Internal            None
                                                       Sales

         Albert A. Pisano                              Vice President and Compliance               None
                                                       Officer

         Nicholas C. Roberts                           Vice President, Regional Sales              None

         Gary A. Terpening                             Vice President, Director of Business        None

                                                       Development

         Joseph J. Williams, Jr.                       Vice President Consulting Services          None
         Frank J. Nasta                                Corporate Secretary                         Secretary
         Katherine J. Shelter                          Treasurer                                   None
         Karin Billias                                 Assistant Vice President, Retirement        None
                                                       Plans Marketing Consultant

         Marcie L. Blanco                              Assistant Vice President, Retirement        None
                                                       Plans Marketing Consultant

         Thomas R. Bowen, Jr.                          Assistant Vice President, Internal Sales    None
         Emily Calcagno                                Assistant Vice President, Managed           None
                                                       Money

         Paula S. Chan                                 Assistant Vice President, Marketing         None
                                                       Specialist

         Sandra G. Floris                              Assistant Vice President, Order Desk        None
         Keith R. Landry                               Assistant Vice President, Order Desk        None


         Gregg Angelillo                               Assistant Vice President, Regional          None
                                                       Sales

         Brian C. Kelleher                             Assistant Vice President, Regional Sales    None

         Marcella MacDonald                            Assistant Vice President, Variable          None
                                                       Annuity

         Florencio J. Menceyra                         Assistant Vice President, Sr. Sales         None
                                                       Associate, Latin America

         Maureen Yurcisin                              Assistant Vice President, Marketing         None
                                                       Analyst

         Julie S. Rosenberg                            Assistant Treasurer                         None


         Paul B. Goucher                               Assistant Secretary                         Assistant Secretary


(c) Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.

Item 29. Management Services.  Not applicable.

Item 30. Undertakings.  Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of July, 2003.


                                  SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

                                        By:  /s/ Brian T. Zino
                                             -----------------------------------
                                             Brian T. Zino, President


Pursuant to the requirements of the Securities Act of 1933, this Pre-effective Amendment No. 2 to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on July 15, 2003.



Signature                                                     Title

/s/ Brian T. Zino                                             President, Director and Chief Executive Officer
-------------------------------------------
Brian T. Zino                                                 (Principal Executive Officer)

/s/ Lawrence P. Vogel                                         Treasurer (Principal Financial and
-------------------------------------------
Lawrence P. Vogel                                             Accounting Officer)


Robert B. Catell                    )
John R. Galvin, Director            )
Paul C. Guidone, Director           )
Alice S. Ilchman, Director          )
Frank A. McPherson, Director        )
John E. Merow, Director             )       /s/ Brian T. Zino
                                            ------------------------------------
Betsy S. Michel, Director           )       Brian T. Zino, Attorney-in-Fact

William C. Morris, Chairman of the
Board and Director

Leroy C. Richie, Director           )
Robert L. Shafer, Director          )
James N. Whitson, Director          )

                 SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
                       Registration Statement on Form N-1A

                          Pre-Effective Amendment No. 2

                                  EXHIBIT INDEX



Item 23(j)    Consent of Independent Auditors